SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 1997


                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        FLORIDA                     0-21341                     65-0039856
      (STATE OR OTHER              (COMMISSION               (I.R.S. EMPLOYER
        JURISDICTION               FILE NUMBER)              IDENTIFICATION NO.)
    OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                                 (561) 681-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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                             EXHIBIT INDEX ON PAGE 4

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ITEM 5.  OTHER EVENTS

The news release of Ocwen Financial Corporation dated July 28, 1997, regarding its financial results for the three and six month periods ended June 30, 1997, including unaudited consolidated financial statements for the three and six month periods ended June 30, 1997, are attached and filed herewith as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

    (c)           Exhibits

                  The following exhibit is filed as part of this report:

                  (99) News release of Ocwen Financial Corporation dated July 28, 1997.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      OCWEN FINANCIAL CORPORATION
                                      (Registrant)


                                      By: /s/ Mark S. Zeidman
                                         ---------------------------------------
                                              Mark S. Zeidman
                                         Senior Vice President and
                                         Chief Financial Officer



Date:   July 28, 1997




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

                                INDEX TO EXHIBIT



EXHIBIT NO.       DESCRIPTION                                               PAGE
-----------       -----------                                               ----

    99            News release of Ocwen Financial Corporation dated           5
                  July 28, 1997 regarding its financial results for the three and six month periods ended June 30, 1997.



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